UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 3, 2010   (February 3, 2010)

CRANE CO.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-1657	13-1952290
(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Stamford, CT	06902
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 363-7300
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 — FINANCIAL INFORMATION
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On February 3, 2010, Crane Co., a Delaware corporation (“Crane”), completed its acquisition of all of the outstanding shares of the common stock, par value $0.01 per share (the “Shares”), of Merrimac Industries, Inc., a Delaware corporation (“Merrimac”), in accordance with the terms of the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 23, 2009, by and among Crane, Merrimac and Crane Merger Co., a Delaware corporation (the “Purchaser”) and direct wholly owned subsidiary of Crane.
     Crane’s acquisition of the Shares was structured as a two-step transaction, consisting of a tender offer by the Purchaser for the Shares at a price of $16.00 per Share (the “Offer Price”), without interest thereon and less any applicable withholding or stock transfer taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 5, 2010, and in the related Letter of Transmittal, each as amended and supplemented from time to time, filed by Crane and the Purchaser with the Securities and Exchange Commission on January 5, 2010 (the “Offer”), followed by the merger of the Purchaser with and into Merrimac, with Merrimac surviving as a direct, wholly owned subsidiary of Crane (the “Merger”).
     The Offer expired at 12:00 midnight, New York City time, on Tuesday, February 2, 2010. Based upon information provided by Mellon Investor Services LLC, the depositary for the Offer, approximately 2,773,480 Shares were validly tendered and not properly withdrawn prior to the expiration of the Offer, representing approximately 92.5% of the Shares outstanding as of February 2, 2010. The depositary also informed Crane that it received commitments to tender 23,162 additional Shares under the guaranteed delivery procedures for the Offer. On February 3, 2010, the Purchaser accepted for payment all validly tendered and not properly withdrawn Shares (including Shares tendered to the depositary pursuant to the Offer’s guaranteed delivery procedures) and will promptly make payment for such Shares in accordance with the terms and conditions of the Offer and applicable law. On February 3, 2010, Crane issued a press release announcing the successful completion of the Offer, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.
     Following the Purchaser’s acceptance for payment of all validly tendered and not properly withdrawn Shares on February 3, 2010, pursuant to the terms of the Merger Agreement, the Purchaser merged with and into Merrimac in accordance with the provisions of Delaware law that authorize the completion of the Merger as a “short form” merger without a vote or meeting of the stockholders of Merrimac.
     In the Merger, each Share not purchased in the Offer (other than Shares held in treasury or reserved for issuance by Merrimac and Shares held by Crane or the Purchaser or direct or indirect subsidiaries of Crane or Merrimac, all of which were cancelled and extinguished, and Shares held by stockholders who validly exercise their appraisal rights under Delaware law) was converted into the right to receive in cash the Offer Price, without interest thereon and less applicable withholding or stock transfer taxes. Following the Merger, Merrimac became a direct, wholly owned subsidiary of Crane. On February 3, 2010, Crane issued a press release announcing the completion of the Merger, a copy of which is filed as Exhibit 99.2 hereto and incorporated herein by reference.
     The foregoing summary description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Merger Agreement, a copy of which is referenced as Exhibit 2.1 hereto, and incorporated herein by reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.
(a)	None

(b)	None

(c)	None

(d)	Exhibits
2.1	Agreement and Plan of Merger, dated December 23, 2009, by and among Crane Co., Crane Merger Co. and Merrimac Industries, Inc. (incorporated by reference to Exhibit 2.1 to Crane’s Current Report on Form 8-K filed on December 23, 2009).

99.1	Press release issued by Crane Co. dated February 3, 2010 (incorporated by reference to Exhibit (a)(5)(E) to Amendment No. 6 to Schedule TO filed by Crane Co. and Crane Merger Co. with the Securities and Exchange Commission on February 3, 2010).

99.2	Press release issued by Crane Co. dated February 3, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE CO.
By:	/s/ Timothy J. MacCarrick
Timothy J. MacCarrick
Chief Financial Officer

Dated: February 3, 2010

EXHIBIT INDEX

Exhibit
No.	Description

2.1	Agreement and Plan of Merger, dated December 23, 2009, by and among Crane Co., Crane Merger Co. and Merrimac Industries, Inc. (incorporated by reference to Exhibit 2.1 to Crane’s Current Report on Form 8-K filed on December 23, 2009).

99.1	Press release issued by Crane Co. dated February 3, 2010 (incorporated by reference to Exhibit (a)(5)(E) to Amendment No. 6 to Schedule TO filed by Crane Co. and Crane Merger Co. with the Securities and Exchange Commission on February 3, 2010).

99.2	Press release issued by Crane Co. dated February 3, 2010.